UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)
February 25, 2013

RENT-A-CENTER, INC.
(Exact name of registrant as specified in charter)

Delaware	0-25370	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)
(972) 801-1100
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01 Changes in Registrant's Certifying Accountant.
On December 13, 2012, the Audit Committee of the Board of Directors of Rent-A-Center, Inc. (the “Company”) decided to dismiss Grant Thornton LLP ("Grant Thornton") as the Company's independent registered public accounting firm, effective as of the date of filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2012 and to engage KPMG LLP ("KPMG") as the Company's independent registered public accounting firm commencing with the audit for the year ending December 31, 2013.  Accordingly, Grant Thornton was dismissed as the Company's independent registered public accounting firm on February 25, 2013, the date of the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2012.

During the years ended December 31, 2011 and 2012, and the period from December 31, 2012 through February 25, 2013, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Grant Thornton on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton's satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company's consolidated financial statements for the relevant year, or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Grant Thornton's audit reports on the Company's consolidated financial statements for the years ended December 31, 2011 and 2012 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided Grant Thornton with a copy of the disclosures it is making in this Form 8-K and requested that Grant Thornton furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Grant Thornton's letter, dated February 25, 2013, is filed as Exhibit 16.1 to this Form 8-K.

During the years ended December 31, 2011 and 2012, and the period December 31, 2012 through February 25, 2013, neither the Company, nor anyone on behalf of the Company, consulted with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided by KPMG to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit 16.1 Letter from Grant Thornton to the Securities and Exchange Commission dated February 25, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date:	February 25, 2013	By:	/s/ Robert D. Davis
Robert D. Davis
Executive Vice President - Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Grant Thornton to the Securities and Exchange Commission dated February 25, 2013